UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                               -------------------

                                 Date of Report
                        (Date of earliest event reported)
                                 January 4, 2006

                               NTN BUZZTIME, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                    001-11460                   31-1103425
(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
     of Incorporation)                                       Identification No.)

   5966 La Place Court
   Carlsbad, California                                              92008
(Address of Principal Executive Offices)                           (Zip Code)

                                 (760) 438-7400
              (Registrant's telephone number, including Area Code)

                               -------------------

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Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers.

(a) Not applicable.

(b) Effective January 4, 2006, Adrian A. Pace, resigned from his position as a Director of the Company for health reasons. In connection with the resignation, the Board reduced the authorized number of directors from eight members to seven members.

(c) Not applicable.

(d) Not applicable.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NTN BUZZTIME, INC.

                                          By:/s/ Stanley B. Kinsey
                                             ------------------------
                                                 Stanley B. Kinsey
                                              Chief Executive Officer

Date:  January 6, 2006